Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

Dated as of October 9, 2012

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

L/C Issuer and Lead Arranger,

and

AMEGY BANK NATIONAL ASSOCIATION,

as Syndication Agent

and

KEYBANK NATIONAL ASSOCIATION,

as Documentation Agent

and

The Other Lenders Party Hereto

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Fifth Amendment to Credit Agreement,” or this “Amendment”) is entered into effective as of October 9, 2012, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer (the “Administrative Agent”) and L/C Issuer (the “L/C Issuer”), and the Lenders parties hereto.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto and Administrative Agent are parties to a Credit Agreement dated as of September 30, 2010, as amended by a First Amendment to Credit Agreement dated as of May 3, 2011, a Second Amendment to Credit Agreement dated as of 10:00 A.M. October 31, 2011, a Third Amendment to Credit Agreement dated as of 12:00 P.M. October 31, 2011, and a Fourth Amendment to Credit Agreement dated as of May 2, 2012 (collectively, the “Original Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Oil and Gas Mortgages, Affidavit of Payment of Trade Bills, Property Certificate, Reconciliation Schedule and Title Indemnity Agreement to the “Credit Agreement” and in the Credit Agreement and the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same may hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers, as the same may hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means noon CDT on October 9, 2012.

“Modification Papers” means this Amendment, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Fifth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by Borrower and Majority Lenders.

B. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

FIFTH AMENDMENT TO CREDIT AGREEMENT – Page 1

C. Representations and Warranties. All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) with the same force and effect as though such representations and warranties have been made on and as of the Effective Date, or if made as of a specific date, as of such date.

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) Section 1.01 of the Original Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order therein:

“‘Senior Notes’ means any unsecured Indebtedness of Borrower (and any unsecured Guarantees thereof by the Guarantors) in an aggregate principal amount not exceeding $300,000,000.”

(b) Section 4.05 of the Original Credit Agreement is hereby amended by adding the following paragraph (e) at the end thereof:

“(e) in the event of an issuance of any Senior Notes, then the then effective Borrowing Base shall be reduced immediately, automatically and without notice by an amount determined by the Required Lenders.”

(c) Section 8.01 of the Original Credit Agreement is hereby amended by deleting the word “and” at the end of clause (p), changing the period at the end of clause (q) to “; and”, and adding the following at the end thereof:

“(r) Liens arising under an indenture or other agreement governing Senior Notes in favor of the trustee, agent or representative thereunder for its own benefit; provided, however, that such Liens are solely for the benefit of such trustee, agent or representative in its capacity as such and not for the benefit of the holders of such indebtedness.”

(d) Section 8.03 of the Original Credit Agreement is hereby amended by deleting the word “and” at the end of clause (n), by changing clause (o) to “(p)” and by adding the following clause as clause (o) thereto:

“(o) Senior Notes so long as (1) no Default exists immediately before or after giving effect to any such incurrence, (2) such Senior Notes have been issued on or before October 31, 2012, (3) the maturity date of such Senior Notes is not less than one year after the Maturity Date and (4) the indentures or other agreements under which any Senior Notes are issued and all other instruments, agreements or other documents evidencing or governing such Senior Notes or providing for any guarantee or other right in respect thereof have terms that, taken as a whole, are not more restrictive on Borrower and its Subsidiaries than the terms of this Agreement and the other Loan Documents; and”

FIFTH AMENDMENT TO CREDIT AGREEMENT – Page 2

(e) Section 8.12 of the Original Credit Agreement is hereby amended by deleting the word “or” between clauses (c) and (d), deleting the period at the end of clause (d), and adding the following at the end thereof:

“, or (e) an indenture or other agreement governing Senior Notes issued in compliance with Section 8.03.”

4. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment, all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

5. No Further Amendments. Except as previously amended or waived in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

6. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment.

7. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

8. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

FIFTH AMENDMENT TO CREDIT AGREEMENT – Page 3

10. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15. of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16. of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

11. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

FIFTH AMENDMENT TO CREDIT AGREEMENT – Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER GULFPORT ENERGY CORPORATION

By:	/s/ Michael G. Moore
Name: Michael G. Moore
Title: Vice President and CFO

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Director

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Director

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ JB Askew
Name: JB Askew
Title: Assistant Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

TEXAS CAPITAL BANK, N.A.

By:
Name:
Title:

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

CREDIT SUISSE AG, Cayman Islands Branch

By:
Name:
Title:

By:
Name:
Title:

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Courtney E. Meehan
Name: Courtney E. Meehan
Title: Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

IBERIABANK

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT – Signature Page